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                            AIM ADVISOR FUNDS, INC.


                       Supplement dated February 20, 1998
                    to the Prospectus dated August 4, 1997,
                       as supplemented September 23, 1997


     The following information replaces in its entirety the discussion appearing under the heading "PORTFOLIO MANAGERS - REAL ESTATE FUND" on page 23 of the Prospectus.

"Joe V. Rodriguez, Jr.        Director of Real Estate Securities and Portfolio
Portfolio Manager             Manager, IRAI (1990 to present). Certified
                              Financial Planner. Mr. Rodriguez is assisted by a team of portfolio managers, each of whom specializes in different REIT sectors. He has managed the REAL ESTATE FUND since its commencement of operations on May 1, 1995.

Todd A. Johnston              Portfolio Manager, IRAI (1995 to present),
Portfolio Manager             formerly portfolio manager with IMR (1986 to
                              1995). Mr. Johnston has assisted in managing the REAL ESTATE FUND since its commencement of operations on May 1, 1995.

James W. Trowbridge           Portfolio Manager, IRAI (1989 to present). Mr.
Portfolio Manager             Trowbridge has assisted in managing the
                              REAL ESTATE FUND since its commencement of operations on May 1, 1995."